SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K/A

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


                      Date of  Report:   July 30, 1998


                                MAXXAM INC.
           (Exact name of Registrant as Specified in its Charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)



                                   1-3924
                          (Commission File Number)



                                 95-2078752
                  (I.R.S. Employer Identification Number)




  5847 SAN FELIPE, SUITE 2600                   77057
        HOUSTON, TEXAS                       (Zip Code)
     (Address of Principal
       Executive Offices)



Registrant's telephone number, including area code: (713) 975-7600

     The Registrant has discovered that on June 23, 1998 it inadvertently filed a Form 8-K under the name of one of its subsidiaries, Scotia Pacific Holding Company, Commission File No. 33-55538. This amendment is being filed in order to correct such erroneous filing.

ITEM 5.   OTHER EVENTS

          Attached hereto as Exhibit 99.1 is a press release announcing a private placement by Scotia Pacific Company LLC, a Delaware limited liability company which is an indirect wholly owned subsidiary of the Registrant. This press release is being filed with the Securities and Exchange Commission pursuant to Rule 135c under the Securities Act of 1933.


                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MAXXAM INC.
                                                    (Registrant)



Date:  July 30, 1998                    By:     /s/ BERNARD L. BIRKEL
                                             ------------------------------
                                                  Bernard L. Birkel
                                                      Secretary